UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31/2017

Date of reporting period:	6/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2017

Semiannual Report
to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Contents

3 Letter to the Shareholders

7 Outlook Interview with the Portfolio Manager

9 Performance Summary

10 Schedule of Investments

15 Statement of Assets and Liabilities

17 Statement of Operations

18 Statements of Changes in Net Assets

19 Financial Highlights

20 Notes to Financial Statements

27 Report of Annual Meeting of Stockholders

28 Additional Information

30 Privacy Notice

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in the Ukraine. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. Potential developments in the Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom voted that the United Kingdom should leave the European Union and in March 2017, the United Kingdom initiated its withdrawal from the European Union, which is expected to take place by March 2019. Significant uncertainty exists regarding the timing and terms of the United Kingdom's anticipated withdrawal from the European Union and the effects such withdrawal may have on the United Kingdom, other European countries and the global economy.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2017, the total return of The New Germany Fund Inc. (the "Fund") in U.S. dollars (USD) was 23.05% based on net asset value and 27.24% based on market price. During the same period, the total return in USD of the Fund’s benchmark, the Midcap Market Performance Index, was 21.89%.1 In euro terms, the Midcap Market Performance Index had a total return of 12.71%. The Fund’s discount to net asset value averaged 11.22% for the first six months of 2017, compared with 11.04% for the first six months of 2016.

During much of the first half of 2017, the German equity market continued on a mainly positive trend. Strong economic data within the Eurozone, Emmanuel Macron’s victory in the French parliamentary election, brisk merger and acquisition activity and strong first-quarter earnings results were key positive factors supporting the markets. However, in June global equity markets experienced a correction and German equity markets were unable to decouple as investors focused on receding market support from central banks. Additionally, the U.S. Federal Reserve Board’s (the Fed’s) June 2017 rate hike, accompanied by more hawkish commentary than had been expected, the European Central Bank’s comments regarding reflationary forces and the weakening of U.S. economic data put some downward pressure on the markets toward the end of the period.

However, improving economic data in the Eurozone remained a key positive catalyst in the first half. The Eurozone Purchasing Managers Index (PMI) for May 2017 rose to a six-year high.2 Also, in Germany, the Institute for Economic Research ("Ifo") Business Climate Index jumped to a record high of 115.1, signaling that German business leaders were feeling very confident.3 German first-quarter GDP growth improved to 0.6% quarter on quarter from 0.4% in the fourth quarter of 2016. And Eurozone first-quarter GDP growth was also at 0.6%.

For the Fund, outperformance in the first half was driven mainly by strong stock selection. Positive attributions were especially generated within the industrial and technology sectors. In technology, Siltronic AG was the strongest performer. Siltronic, a major silicon wafer manufacturer, benefited from strong semiconductor end-market demand. Within industrials, OSRAM Licht and Fraport AG were the strongest performers. OSRAM Licht, a chips and components supplier for lighting applications, recently benefited from strong automotive demand. Fraport AG, the operator of Frankfurt Airport, was boosted by a rebound in traffic and the addition of new routes added by low-cost carriers. We slightly reduced the Fund’s weighting in industrials over the period in order to take profits. In technology, we increased the Fund’s overweight as we added new positions.

Conversely, underweights in the telecommunications and real estate sectors detracted from performance.4 The telecommunications sector has recently received a boost from the merger of United Internet and Drillisch, two companies held by the Fund. Their merger could help to stabilize the price environment for the sector. We therefore increased the Fund’s telecommunications position during the first half of 2017. The yield-sensitive real estate sector displayed positive performance as the yield environment remained rather stable. We retained the Fund’s underweight position.

We continue to view the macroeconomic environment as benign, with global growth expected to remain at reasonable levels. Germany had been experiencing strong earnings upgrades in recent months due to its high level of exposure to global growth and strong domestic consumer sentiment. First-quarter earnings were robust, and company managements have made constructive forecasts, further driving up earnings growth expectations.

The German economy is likely to maintain its favorable growth rate. Consumer spending, in particular, has been stronger than expected thanks to recent declines in oil prices and a continuing significant rise in employment levels. The tight labor market could lead to increases in pay settlements of more than 3% during the round of collective pay bargaining set to take place in early 2018. Against a backdrop of additional fiscal stimulus following the Bundestag election in September and monetary policy remaining relaxed, the risk of economic overheating — at least in some portions of the German economy — is increasing. However, the rate of consumer price inflation over the coming two years should remain moderate.

The Fund is selectively positioned to benefit from the still benign German consumer environment, while we continue to pay careful attention to potential disruptions from the digitalization trend relating to online retail. At the same time, we retain a positive view regarding technology, as Internet and software companies are likely to benefit from the longer-term digitalization trend. Lastly, the Fund remains overweight in industrials, as we expect the sector to benefit from the current macroeconomic environment.

Sincerely,

Christian Strenger Chairman	Valerie Schueler Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

1 The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Standard Segment beneath the DAX. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Midcap Market Performance Index.

2 The Eurozone Purchasing Managers' Index (PMI) measures the activity level of purchasing managers in Europe's manufacturing sector, including production levels, new orders from customers, supplier deliveries, inventories and employment levels.

3 The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

4 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

Sector Diversification (As a % of Equity Securities)	6/30/17	12/31/16

Industrials	33%	35%
Materials	15%	17%
Information Technology	13%	10%
Consumer Discretionary	12%	11%
Health Care	11%	9%
Real Estate	6%	6%
Consumer Staples	4%	5%
Financials	2%	4%
Utilities	2%	2%
Telecommunication Services	2%	1%
	100%	100%

Ten Largest Equity Holdings at June 30, 2017 (46.2% of Net Assets)	Percent
1. Airbus SE	11.2%
2. QIAGEN NV	4.6%
3. OSRAM Licht AG	4.3%
4. Zalando SE	4.2%
5. Brenntag AG	4.1%
6. Covestro AG	4.0%
7. METRO AG	3.6%
8. Steinhoff International Holdings NV	3.5%
9. Symrise AG	3.4%
10. United Internet AG	3.3%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund's Schedule of Investments, see page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Outlook Interview with the
Portfolio Manager (Unaudited)

Portfolio Manager

Valerie Schueler

Question: How would you assess growth in the German industrial segment, and how is the Fund positioned?

Answer: Our forecast for German manufacturing output growth in 2017 as a whole has been lifted over the course of the year. In the first quarter of 2017, German manufacturing output rose 1% quarter on quarter in real terms according to Germany's Federal Statistical Office.1 This was the third quarter-on-quarter increase in a row, and growth accelerated considerably. The latest Ifo indices for the manufacturing sector suggest that domestic production will continue to rise in the coming months.2 In fact, we believe that companies are more confident regarding their current business situation than at any time since mid-2011. Moreover, according to a report from the Ifo Institute in July 2017, capacity utilization reached its highest level since autumn 2008 at the beginning of the second quarter of 2017. Among the main capital goods sectors, electrical engineering performed best at the beginning of 2017. Mechanical engineering and the automotive industry are also expected to grow, but at lower rates. The Fund is positioned with an overweight in the industrial sector in order to benefit from the positive environment.3

Question: What was the key driver of the strong performance of German small- and mid-cap stocks in the first half of 2017, and how do valuation levels compare?

Answer: All German indices continued their strong absolute performance in the first half of 2017, leaving the MDAX and SDAX trading at or near their all-time highs, respectively.4 Key performance drivers were the earnings growth and positive earnings revisions due to the benign macroeconomic environment. Valuation multiples have remained relatively unchanged for most German indices over the past six months, despite the strong absolute performance. The large-cap DAX Index trades at a nearly unchanged 12-month forward P/E of approximately 13x, relative to the MDAX at approximately 16x. This implies a slight decrease in the valuation premium of the MDAX from 26% to 23%. This premium is very much comparable to global small caps as measured by the MSCI World Small Cap Index trading at 20% premiums to large caps as measured by the MSCI World Index.5,6 On a separate index level, MDAX currently trades at premiums of 17% respective to their 10-year average 12-month forward price/earnings ratio. However, the valuation of MDAX companies is approximately in line with global equities as measured by the MSCI World Index, which are trading at a 12-month forward price earnings ratio of about 16x.

1 The Federal Statistical Office (Statistiches Bundesamt) is a German federal authority responsible for analyzing statistical information, including information about that country's economy.

2 The Ifo Business Climate Index is a monthly survey prepared by the Ifo Institute for Economic Research in Munich, Germany that measures the business climate in Germany.

3 "Overweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a higher weighting.

4 The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Standard Segment beneath the DAX. The SDAX tracks the performance of fifty small-capitalization stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Midcap Market Performance Index.

5 The MSCI World Small Cap Index tracks the performance of small-cap stocks in select developed markets around the world.

6 The MSCI World Index tracks the performance of stocks in select developed markets around the world.

Performance Summary June 30, 2017 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the most recent performance of the Fund.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/17
	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	23.05%	32.60%	19.17%	7.48%
Market Price(a)	27.24%	32.43%	19.67%	7.45%
Midcap Market Performance Index(b)	21.89%	30.05%	17.45%	6.36%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2017 was 1.18%.

b The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is the total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the Midcap Market Performance Index.

‡ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 6/30/17	As of 12/31/16
Net Asset Value	$ 18.42	$ 14.97
Market Price	$ 16.63	$ 13.07

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Per Share
Six Months as of 6/30/17: Income	$ —
Capital Gains	$ —

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments June 30, 2017 (Unaudited)

	Shares	Value ($)

Germany 80.5%
Common Stocks 75.9%
Aerospace & Defense 3.0%
MTU Aero Engines AG	62,820	8,845,980
Auto Components 0.8%
Leoni AG	45,667	2,347,034
Chemicals 11.4%
Covestro AG 144A	162,192	11,689,509
Evonik Industries AG	40,067	1,278,478
K+S AG (Registered)†	197,149	5,039,776
LANXESS AG	71,730	5,421,630
Symrise AG	141,651	10,016,879
		33,446,272
Commercial Services & Supplies 0.5%
Bilfinger SE†	35,690	1,395,795
Construction & Engineering 0.7%
HOCHTIEF AG	10,477	1,916,118
Electrical Equipment 4.3%
OSRAM Licht AG	156,937	12,481,035
Electronic Equipment, Instruments & Components 0.5%
Jenoptik AG	59,381	1,554,873
Food & Staples Retailing 3.6%
METRO AG	313,384	10,560,606
Food Products 0.5%
Suedzucker AG	76,235	1,585,913
Health Care Technology 1.5%
CompuGroup Medical SE	77,808	4,358,651
Independent Power & Renewable Electricity Producers 1.9%
Uniper SE	289,471	5,424,451
Industrial Conglomerates 0.6%
Rheinmetall AG	17,913	1,697,676
Insurance 2.4%
Hannover Rueck SE	10,682	1,278,251
Talanx AG	158,161	5,896,960
		7,175,211
Internet & Direct Marketing Retail 4.2%
Zalando SE 144A*	270,534	12,341,599
Internet Software & Services 5.6%
Delivery Hero AG 144A*	42,082	1,319,502
Scout24 AG 144A	98,307	3,614,330
United Internet AG (Registered)	179,016	9,827,071
XING AG	6,192	1,645,361
		16,406,264
IT Services 2.7%
Wirecard AG†	122,214	7,764,493
Life Sciences Tools & Services 1.3%
Evotec AG*	122,525	1,954,445
MorphoSys AG*	25,813	1,827,726
		3,782,171
Machinery 4.9%
GEA Group AG	150,394	6,144,101
KION Group AG	105,856	8,077,044
		14,221,145
Media 0.8%
CTS Eventim AG & Co. KGaA	18,143	800,987
Stroeer SE & Co. KGaA†	26,232	1,568,466
		2,369,453
Metals & Mining 3.8%
Aurubis AG	77,449	6,071,130
Salzgitter AG	126,373	5,146,192
		11,217,322
Multi-Utilities 0.3%
Innogy SE 144A	21,304	837,183
Pharmaceuticals 1.6%
STADA Arzneimittel AG†	64,194	4,544,615
Real Estate Management & Development 5.5%
Deutsche Wohnen AG	207,259	7,914,247
LEG Immobilien AG	75,816	7,115,321
TLG Immobilien AG	60,117	1,226,620
		16,256,188
Semiconductors & Semiconductor Equipment 2.8%
Siltronic AG*	98,549	8,334,154
Software 1.7%
Software AG	115,489	5,049,949
Textiles, Apparel & Luxury Goods 1.0%
Puma SE	7,768	2,979,962
Trading Companies & Distributors 4.1%
Brenntag AG	208,839	12,067,832
Transportation Infrastructure 2.4%
Fraport AG Frankfurt Airport Services Worldwide	80,605	7,104,320
Wireless Telecommunication Services 1.5%
Drillisch AG	70,845	4,260,204
Preferred Stocks 4.6%
Auto Components 1.3%
Schaeffler AG (Cost $3,601,053)	261,634	3,740,871
Health Care Equipment & Supplies 1.7%
Sartorius AG (Cost $3,004,067)	52,382	5,045,649
Machinery 1.6%
Jungheinrich AG (Cost $3,253,751)	131,610	4,802,726
Total Germany (Cost $159,353,827)		235,915,715

Netherlands 19.3%
Common Stocks
Aerospace & Defense 11.2%
Airbus SE	398,510	32,715,439
Household Durables 3.5%
Steinhoff International Holdings NV†	2,006,904	10,203,405
Life Sciences Tools & Services 4.6%
QIAGEN NV*	409,768	13,607,709
Total Netherlands (Cost $30,496,253)		56,526,553

Securities Lending Collateral 10.6%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.86% (Cost $30,939,207) (a) (b)	30,939,207	30,939,207

Cash Equivalents 0.4%
Deutsche Central Cash Management Government Fund, 1.02% (Cost $1,143,693) (b)	1,143,693	1,143,693

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $221,932,980)**	110.8	324,525,168
Other Assets and Liabilities, Net	(10.8)	(31,496,430)
Net Assets	100.0	293,028,738

* Non-income producing security.

** The cost for federal income tax purposes was $223,377,938. At June 30, 2017, net unrealized appreciation for all securities based on tax cost was $101,147,230. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $112,310,991 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,163,761.

† All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2017 amounted to $29,346,473, which is 10.0% of net assets.

(a) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Securities are listed in the country of domicile. For purposes of the Fund's investment objective policy to invest in German companies, non-Germany domiciled securities may qualify as German companies as defined in the Fund's Statement of Investment Objectives, Policies and Investment Restrictions.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (c)
Germany	$ 235,915,715	$ —	$ —	$ 235,915,715
Netherlands	56,526,553	—	—	56,526,553
Short-Term Instruments (c)	32,082,900	—	—	32,082,900
Total	$ 324,525,168	$ —	$ —	$ 324,525,168

There have been no transfers between fair value measurement levels during the period ended June 30, 2017.

(c) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $189,850,080) — including $29,346,473 of securities loaned	$ 292,442,268
Investment in Deutsche Central Cash Management Government Fund (cost $1,143,693)	1,143,693
Investment in Deutsche Government & Agency Securities Portfolio (cost $30,939,207)*	30,939,207
Total investments, at value (cost $221,932,980)	324,525,168
Foreign currency, at value (cost $33,298)	33,231
Cash	12,500
Receivable for investments sold	680,819
Dividends receivable	48,105
Foreign taxes recoverable	344,670
Interest receivable	41,929
Other assets	44,061
Total assets	325,730,483
Liabilities
Payable upon return of securities loaned	30,939,207
Payable for investments purchased	1,223,761
Investment advisory fee payable	163,726
Payable for Fund shares repurchased	140,033
Payable for Directors' fees and expenses	50,722
Administration fee payable	49,096
Accrued expenses and other liabilities	135,200
Total liabilities	32,701,745
Net assets	$ 293,028,738
Net Assets Consist of
Undistributed net investment income	2,337,661
Accumulated net realized gain on investments and foreign currency	4,225,079
Net unrealized appreciation (depreciation) on: Investments	102,592,188
Foreign currency	17,026
Paid-in capital	183,856,784
Net assets	$ 293,028,738
Net Asset Value
Net assets value per share ($293,028,738 ÷ 15,911,888 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$ 18.42

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $571,499)	$ 4,337,326
Income distributions — Deutsche Central Cash Management Government Fund	2,989
Securities lending income, net of borrower rebates	200,968
Total investment income	4,541,283
Expenses: Investment advisory fee	892,847
Administration fee	264,556
Custody and accounting fee	74,095
Services to shareholders	7,372
Reports to shareholders and shareholder meeting expenses	22,033
Directors' fees and expenses	104,958
Legal fees	103,517
Audit and tax fees	39,308
NYSE listing fee	15,818
Insurance	25,702
Miscellaneous	17,266
Net expenses	1,567,472
Net investment income	2,973,811
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,009,124
Foreign currency	(24,786)
Net realized gain (loss)	5,984,338
Change in net unrealized appreciation (depreciation) on: Investments	46,156,529
Foreign currency	31,251
Change in net unrealized appreciation (depreciation)	46,187,780
Net gain (loss)	52,172,118
Net increase (decrease) in net assets resulting from operations	$ 55,145,929

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income (loss)	$ 2,973,811	$ 1,869,498
Net realized gain (loss)	5,984,338	6,147,986
Change in net unrealized appreciation (depreciation)	46,187,780	(8,681,085)
Net increase (decrease) in net assets resulting from operations	55,145,929	(663,601)
Distributions to shareholders from: Net investment income	—	(6,195,441)
Net realized gains	—	(9,311,342)
Return of capital	—	(3,259,997)
Total distributions to shareholders	—	(18,766,780)
Capital share transactions: Net proceeds from reinvestment of dividends	5,823,508	6,506,061
Shares repurchased	(3,780,146)	(9,060,828)
Net increase (decrease) in net assets from capital share transactions	2,043,362	(2,554,767)
Total increase (decrease) in net assets	57,189,291	(21,985,148)
Net assets at beginning of period	235,839,447	257,824,595
Net assets at end of period (including undistributed net investment income of $2,337,661 and distributions in excess of net investment income of $636,150 as of June 30, 2017 and December 31, 2016, respectively)	$ 293,028,738	$ 235,839,447
Other Information
Shares outstanding at beginning of period	15,750,714	15,922,987
Shares issued for dividend reinvestment	420,774	492,027
Shares repurchased	(259,600)	(664,300)
Shares outstanding at end of period	15,911,888	15,750,714

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 6/30/17 (Unaudited)		Years Ended December 31,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 14.97	$ 16.19	$ 15.32	$ 21.24	$ 17.45	$ 13.86
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.12	.13	.21	.22	.23
Net realized and unrealized gain (loss) on investments and foreign currency	3.28	(.17)	2.07	(1.80)	7.98	3.92
Total from investment operations	3.47	(.05)	2.20	(1.59)	8.20	4.15
Less distributions from: Net investment income	—	(.39)	(.08)	(.37)	(.33)	(.63)
Net realized gains	—	(.59)	(1.15)	(3.97)	(4.15)	—
Return of capital	—	(.21)	—	—	—	—
Total distributions	—	(1.19)	(1.23)	(4.34)	(4.48)	(.63)
Accretion resulting from tender offer	—	—	—	—	.02	.02
Dilution in net asset value from dividend reinvestment	(.05)	(.05)	(.13)	(.14)	(.04)	(.02)
Increase resulting from share repurchases	.03	.07	.03	.15	.09	.07
Net asset value, end of period	$ 18.42	$ 14.97	$ 16.19	$ 15.32	$ 21.24	$ 17.45
Market value, end of period	$ 16.63	$ 13.07	$ 14.70	$ 14.04	$ 19.93	$ 15.58
Total Investment Return for the Period[b]
Based upon market value (%)	27.24**	(3.25)	14.31	(8.35)	58.27	30.58
Based upon net asset value (%)	23.05**	.61	15.38	(6.16)	50.59	32.02
Ratios to Average Net Assets
Total expenses (%)	1.18*	1.21	1.16	1.14	1.11	1.17
Net investment income (%)	1.11**	.76	.78	1.06	1.04	1.42
Portfolio turnover (%)	9**	65	55	55	67	24
Net assets at end of period ($ thousands)	293,029	235,839	257,825	228,414	317,061	280,724

[a] Based on average shares outstanding during the period.

[b] Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Accounting Policies

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at the close of regular trading on Deutsche Börse XETRA, normally 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies and closed-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of June 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2017, the exchange rate was EUR €1.00 to USD $1.14.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

From November 1, 2016 through December 31, 2016, the Fund elects to defer qualified late year losses of approximately $747,000 of net short-term realized capital losses and approximately $203,000 of net ordinary losses and treat them as arising in the fiscal year ending December 31, 2017.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign passive investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). Deutsche AM International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with Deutsche AM International GmbH, Deutsche AM International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche AM International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides Deutsche AM International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.67% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

Deutsche AM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DSC aggregated $6,000, of which $1,000 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,589, of which $5,575 is unpaid.

Deutsche Bank AG, the German parent of DIMA and Deutsche AM International GmbH, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2017, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA or Deutsche AM International GmbH.

The Fund pays each Director not an "interested person" of DIMA or Deutsche AM International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Deutsche Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay DIMA an investment management fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2017, were $24,138,082 and $32,587,492, respectively.

E. Capital

During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund purchased 259,600 and 664,300 of its shares of common stock on the open market at a total cost of $3,780,146 and $9,060,828 ($14.56 and $13.64 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 11.36% and 11.48%, respectively.

During the six months ended June 30, 2017 and year ended December 31, 2016 the Fund issued for dividend reinvestment 420,774 and 492,027, respectively. The average discount of these issued shares, comparing the issue price to the NAV at the time of issuance, was 11.97% and 11.29%, respectively.

F. Share Repurchases

On July 27, 2015, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2015 through July 31, 2016. The Fund repurchased 480,311 shares between August 1, 2015 and July 31, 2016. On July 25, 2016, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,596,000 shares during the period August 1, 2016 through July 31, 2017. The Fund repurchased 602,296 shares between August 1, 2016 and June 30, 2017. On July 31, 2017, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 796,000 shares during the period August 1, 2017 through July 31, 2018.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2017, there were three shareholders that held approximately 16%, 13% and 7%, respectively, of the outstanding shares of the Fund.

Report of Annual Meeting
of Stockholders (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The New Germany Fund, Inc. was called to order on June 27, 2017. At the close of business on May 15, 2017, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 15,951,988 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 13,555,566 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three (3) Class II Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes:
	For	Withheld
Dr. Wilhelm Bender	12,523,953	965,465
Dr. Kenneth C. Froewiss	12,519,515	969,903
Dr. Christopher Pleister	12,531,470	957,948

2. To elect one (1) Class III Director, to serve for a term of one year and until his successor is elected and qualifies.

	Number of Votes:
	For	Withheld
Dr. Wolfgang Leoni	12,385,207	1,104,211

3. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2017.

Number of Votes:
For	Against	Abstain
13,168,132	262,290	125,144

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Asset Management International GmbH ("Deutsche AM International GmbH" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Deutsche AM International GmbH provides a full range of investment advisory services to both institutional and retail clients.

Deutsche AM International GmbH is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

Deutsche AM Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or
00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

Privacy Notice

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 05/2017

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

— The Central and Eastern Europe Fund, Inc. (formerly The Central Europe, Russia and Turkey Fund, Inc.) — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The New Germany Fund, Inc. is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price Paid	Total Number of	Maximum Number of
Period	Shares Purchased	per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

January 1 through January 31	61,300	$13.43	61,300	1,192,004
February 1 through February 28	38,100	$13.91	38,100	1,153,904
March 1 through March 31	71,200	$14.34	71,200	1,082,704
April 1 through April 30	46,900	$14.98	46,900	1,035,804
May 1 through May 31	9,400	$16.47	9,400	1,026,404
June 1 through June 30	32,700	$16.79	32,700	993,704

Total	259,600	$14.56	642,400

On July 25, 2016, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,596,000 shares during the period from August 1, 2016 through July 31, 2017. The Fund repurchased 602,296 shares between August 1, 2016 and June 30, 2017.

On July 31, 2017, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 796,000 shares during the period from August 1, 2017 through July 31, 2018.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	8/29/2017